ACUITAS INTERNATIONAL SMALL CAP FUND
ACUITAS US MICROCAP FUND

Supplement dated December 10, 2018 to the Prospectus dated November 1, 2018

The Board of Trustees (the "Trustees") of Forum Funds II (the "Trust") recently approved the hiring of Lazard Asset Management ("Lazard") and Cedar Street Asset Management ("CSAM") as subadvisers to the Acuitas International Small Cap Fund (the "Fund"), each with responsibility for managing a separate sleeve of the Fund's portfolio. In connection with that approval, the Prospectus is supplemented as described below. Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust's Manager of Managers Exemptive Order, with more detailed information about Lazard and CSAM.

1.	The sub-sections entitled "Subadvisers" and "Portfolio Managers" in the section entitled "Management" on page 5 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Subadvisers. Algert Global, LLC; Cedar Street Asset Management; DePrince, Race & Zollo, Inc.; Global Alpha Capital Management Ltd.; and Lazard Asset Management are the Subadvisers to the Fund.

Portfolio Managers. The following are the portfolio managers of the Adviser and each Subadviser to the Fund.

Adviser/Subadviser Portfolio Managers	Title	Service Date (with the Fund)
Acuitas Investments, LLC
Dennis W. Jensen, CFA	Partner, Director of Research	2014
Christopher D. Tessin	Partner, Chief Investment Officer	2014
Algert Global, LLC
Bram Zeigler	Portfolio Manager	2014
Cedar Street Asset Management
Jonathan Brodsky	Principal, Portfolio Manager	2018
Waldemar Mozes	Director of Investments, Portfolio Manager	2018
DePrince, Race & Zollo, Inc.
Zu Cowperthwaite, CFA	Portfolio Manager	2017
Global Alpha Capital Management Ltd.
Robert Beauregard	Chief Investment Officer	2017
David Savignac	Portfolio Manager	2017
Qing Ji	Portfolio Manager	2017
Lazard Asset Management
Rahwa Senay	Director, Portfolio Manager, Analyst	2018
Mostafa Hassan, CFA	SVP, Portfolio Manager, Analyst	2018

2.
In the sub-section entitled "The Adviser and Subadvisers" within the section entitled "Management" beginning on page 19 of the Prospectus, the table and subsequent notes relating to the Acuitas International Small Cap Fund are hereby deleted in their entirety and replaced with the following:

Acuitas International Small Cap Fund
Subadviser	Investment Strategy
Algert Global, LLC 555 California Street, Suite 3325 San Francisco, CA 94104	EAFE Small Cap
Cedar Street Asset Management 455 N. Cityfront Plaza Drive, Suite 1710 Chicago, IL 60611	International Microcap
DePrince, Race & Zollo, Inc. 250 Park Avenue South, Suite 25 Winter Park, FL 32789	Global ex-US Small Cap
Global Alpha Capital Management Ltd. 1800 McGill College Suite 2310 Montreal, Quebec H3A 3J6 Canada	Global ex-US Small Cap
Lazard Asset Management 30 Rockefeller Plaza, New York, NY 10112	Emerging Markets Microcap

Algert Global, LLC was founded in 2002 and provides investment advisory services to pooled vehicles and institutions.
Cedar Street Asset Management was founded in 2016 and provides investment advisory services to pooled vehicles, high net worth individuals, and institutions.
DePrince, Race & Zollo, Inc. was founded in 1995 and provides investment advisory services to pooled vehicles and institutions.
Global Alpha Capital Management Ltd. was founded in 2008 and provides investment advisory services to pooled vehicles, institutions and private clients.
Lazard Asset Management was founded in 1970 and provides investment advisory services to pooled vehicles, individuals, and institutions.

3.	The sub-section entitled "Portfolio Managers" within the section entitled "Management" beginning on page 21 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Manager Responsibilities. The following is information about how the Funds allocate responsibilities for day-to-day management:
Acuitas International Small Cap Fund - Dennis W. Jensen, CFA and Christopher D. Tessin, CFA allocate the assets of the Fund among the Subadvisers. Bram Zeigler is responsible for the day-to-day management of the portion of the Fund allocated to Algert Global, LLC. Jonathan Brodsky and Waldemar Mozes are responsible for the day-to-day management of the portion of the Fund allocated to Cedar Street Asset Management. Zu Cowperthwaite, CFA is responsible for the day-to-day management of the portion of the Fund allocated to DePrince, Race & Zollo, Inc. Robert Beauregard, David Savignac, and Qing Li are responsible for the day-to-day management of the portion of the Fund allocated to Global Alpha Capital Management Ltd. Rahwa Senay and Mostafa Hassan, CFA, are responsible for the day-to-day management of the portion of the Fund allocated to Lazard Asset Management. The portfolio managers of the Subadvisers decide on capitalization weightings, purchase and sales, and decide on sector and capitalization weightings for the portion of the Fund that they manage. Each Subadviser is responsible for research coverage which is assigned by global industry sectors, recommending stocks and recommending subsequent buy and sell decisions.
Acuitas US Microcap Fund - Dennis W. Jensen, CFA and Christopher D. Tessin, CFA allocate the assets of the Fund among the Subadvisers. Touk Sinantha, CFA and DeShay McCluskey, CFA are responsible for the day-to-day management of any portion of the Fund allocated to AltraVue Capital, LLC. Stacey Nutt PhD., Michael Waterman, CFA and Todd Wolter, CFA are responsible for the day-to-day management of any portion of the Fund allocated to ClariVest Asset Management, LLC. James A. Bitzer and Michael L. Thomas are responsible for the day-to-day management of the portion of the Fund allocated to Falcon Point Capital, LLC. Tim Chatard, CFA is responsible for the day-to-day management of the portion of the Fund allocated to Quantum Capital Management. They decide on capitalization weightings, purchase and sales, and decide on sector and capitalization weightings for the portion of the Fund that they manage. Each Subadviser is responsible for research coverage which is assigned by global industry sectors, recommending stocks and recommending subsequent buy and sell decisions.
Portfolio Manager Biographies
•
Robert Beauregard, is Chief Investment Officer for Global Alpha and is lead portfolio manager for its global small cap equity strategies. Robert is also responsible for global coverage of the energy and utilities sectors. Mr. Beauregard brings over 20 years of financial and investment industry experience to the firm. Prior to founding Global Alpha in 2008, Mr. Beauregard was Senior Vice President and portfolio manager at Natcan Investment Management where he managed over $1.5 billion in Canadian and global small cap equities. Before joining Natcan, Mr. Beauregard managed a global high tech portfolio and co-managed the Canadian Small Cap Equity Fund for Caisse de Dépôt du Québec. He has held senior operational, financial and risk management roles with various multi-nationals, including Alcan, IBM and Grant Thornton. Mr. Beauregard received a B.Admin. from the Royal Military College and an MBA from McGill University. He holds the CFA designation and is Chartered Professional Accountant (CPA) and a Certified Management Accountant (CMA). Robert is fluent in English and French.

•
James A. Bitzer, Senior Managing Director, Director of Research and Senior Portfolio Manager, joined Falcon Point Capital, LLC in 1998 from Prudential Investments, where he was Managing Director and Senior Portfolio Manager of the US Small Cap team. Mr. Bitzer spent a year in London managing Prudential's European small cap operations. Prior to his tenure as Managing Director, Mr. Bitzer served as Vice President, Corporate Finance of the Prudential Capital Group, where he originated and managed a portfolio of over $2 billion of debt, mezzanine and equity securities. Before his money management career, Mr. Bitzer worked as a financial analyst for Raytheon. Mr. Bitzer earned a B.A., Magna Cum Laude in Business Economics from the University of California, Santa Barbara and an MBA with Honors in finance from the University of Michigan Business School.

•
Jonathan Brodsky, is the Founder and Principal of CSAM. Prior to founding CSAM, Jonathan established the non-U.S. investment practice at Advisory Research, Inc., ("ARI") a Chicago-based asset management firm, with the two founders of ARI.  During Jonathan's tenure at ARI, the non-U.S. investment practice grew into a multi- strategy, multi-billion dollar AUM business across a range of non-US and global investment products.

•
Tim Chatard, CFA, is the Director of Research at Quantum Capital and leads the Concentrated Equity team. He began his career at Morgan Stanley in 1991 as a financial analyst focusing on high yield capital markets and mergers and acquisitions, in New York and Tokyo. Prior to joining Quantum Capital, Mr. Chatard held portfolio management positions at Tano Capital (2010-2013), Sterling Johnston Capital Management (1999-2009) and Franklin Templeton (1996-1999). For SJCM, Mr. Chatard was a senior partner and was a key contributor in building the firm's institutional clients across the globe in the small and micro cap category. At Templeton, Mr. Chatard started as an international equity analyst and transitioned to the US equity markets where he successfully launched one of the industry's first long-short mutual funds under the Franklin umbrella. Tano Capital is the family office of the founding family of Franklin Templeton, where Mr. Chatard spent time developing an equity investment team after leaving SJCM. Mr. Chatard graduated from the University of California, Berkeley, in 1991 and received his MBA from Harvard Business School in 1996. He is a member of the CFA Institute and the CFA Society of San Francisco.

•
Zu Cowperthwaite, CFA, is Portfolio Manager for the International Small-Cap Value discipline at DePrince, Race & Zollo, Inc. ("DRZ"). Ms. Cowperthwaite joined DRZ in 2017 with more than 20 years of Emerging Markets equity research experience. Prior to joining DRZ, Ms. Cowperthwaite was employed by Harvard Management Company as Senior Vice President, Emerging Markets Equity. She holds the Chartered Financial Analyst designation and received her Bachelor of Arts in Economics from Wheaton College and MBA from Rice University. Ms. Cowperthwaite is also Co-Portfolio Manager of the firm's Emerging Markets equities discipline.

•
Mostafa Hassan, CFA, is a Portfolio Manager/Analyst on the Emerging Markets team covering global non-developed micro-cap stocks and Frontier Markets. He began working in the investment industry in 1995. Prior to joining Lazard in 2006, Mostafa was a Corporate Finance Manager with Swicorp-Sigma in Egypt. He stated his career at Concord International Investments in New York as an associate working on US fixed income portfolios, before moving back to Cairo as an analyst on Egyptian and regional equities. He was part of the founding team and the portfolio manager for Concord-Credit Suisse Private Banking joint venture, Swiss Egyptian Portfolio Management Co. He has an MSc in Finance from the University of Reading, UK, and a BA in Business Administration from the American University in Cairo.

•
Dennis W. Jensen, CFA, is Partner and Director of Research of the Adviser which he co-founded in January 2011. Prior to this, Mr. Jensen was employed by Russell Investments in Tacoma, Washington, from 1994 until 2010. During his early years at the firm, he was an Analyst and then a Senior Research Analyst, responsible for researching and selecting investment managers for the firm's consulting clients and internally managed multi-manager funds. During his last two years at Russell Investments, Mr. Jensen assumed responsibility for managing several of the firm's multi-manager funds, including large-cap quantitative, value, growth and core funds. Mr. Jensen formed the General Partner to leverage his experience at Russell Investments. He received a Bachelor of Business Administration degree in 1993 from the University of Puget Sound and became a Chartered Financial Analyst in 1997.

•
Qing Ji, is a Portfolio Manager responsible for the Asia-Pacific region at Global Alpha, as well as global coverage of the Consumer Discretionary and Consumer Staples sectors. In the eight years before joining Global Alpha in 2011, Ms. Ji worked in the financial industry in Canada, Singapore and Switzerland. Most recently, she was Senior Analyst – Financial Markets for the Bank of Canada. Prior to that, Ms. Ji held various analyst and wealth management positions with Laurentian Bank Securities, ING Private Bank Asia (Singapore), Credit Lyonnais (Singapore) and Temenos Systems SA (Switzerland). Ms. Ji has a Bachelor of Economics from Xiamen University (China), a Master of Economics from Shanghai University of Finance and Economics (China), an MBA from McGill University and is a CFA charterholder. She is fluent in English, French and Mandarin.

•
DeShay McCluskey, CFA, has over 17 years of extensive analytical and research experience. Her comprehensive investment experience extends to both public and private investments. Prior to founding AltraVue, Ms. McCluskey was a Portfolio Manager and Principal for GW Capital Inc., where she served as a member of the firm's investment committee with portfolio management responsibilities for both equity and fixed income portfolios. Ms. McCluskey joined GW Capital in 2012. From 2009 to 2012, Ms. McCluskey served as Vice President, Director of Research at BDT Capital Partners. While at BDT, Ms. McCluskey helped launch and manage the firm's public investment portfolio. Additionally, Ms. McCluskey worked in various capacities with the deal teams helping to source and evaluate private investment opportunities for the Fund. In 2007, Ms. McCluskey co-founded Jacobi Capital Management, a registered investment adviser based in Pennsylvania. She also spent one and a half years at Legg Mason Capital Management as an Equity Analyst from 2006-2007, and three years as an Equity Analyst at Ariel Investments Inc., from 2001-2004.

•
Waldemar Mozes, is a Partner and the Director of Investments for CSAM. Prior to joining CSAM, Waldemar developed and implemented the international investment capability at TAMRO Capital Partners LLC ("TAMRO"), an Alexandria, VA-based investment advisor specializing in small cap strategies for institutional investors. TAMRO was founded after its MBO from ABN AMRO in 2007.

•
Stacey Nutt, PhD. is a founder and owner of ClariVest Asset Management, LLC. As CIO, Mr. Nutt oversees the development and implementation of the firm's investment strategy and its application to all of the firm's products. As CEO, he guides the firm's business activities, growing the firm to over $3 billion in assets under management. Mr. Nutt is the Lead Portfolio Manager with day-to-day portfolio management and research responsibilities. Prior to forming ClariVest in March 2006, Mr. Nutt led Nicholas-Applegate Capital Management's Systematic investment team, which managed over $5 billion in assets. In addition, he was the portfolio manager for Systematic US small-cap strategies and co-manager for the Systematic small/mid (smid) strategy. Before joining Nicholas-Applegate, Mr. Nutt was a research director at Vestek Systems, an innovator in applying technology to help investment professionals make more informed decisions. Earlier, he served as an assistant professor of accounting at Virginia Polytechnic Institute. Mr. Nutt received his Bachelor of Science degree from Oral Roberts University and his MBA and PhD from Georgia Institute of Technology. Mr. Nutt began his investment career in 1993.

•
David Savignac, is a Portfolio Manager responsible for Europe and global coverage of the Technology and Industrials sectors at Global Alpha. Prior to joining Global Alpha in 2009, Mr. Savignac spent four years at Natcan Investment Management where he held a variety of senior analyst positions, including Risk & Performance and Small Caps and was co-manager of Natcan's Global Small Cap Fund. David also spent time at TAL Global Asset Management and Desjardins Securities. He received a BSc from HEC Montreal and is a CFA charterholder. He is fluent in English, French and Spanish.

•
Rahwa Senay, is a Research Analyst on the Emerging Markets Small Cap Equity team, responsible for coverage of companies in the financials sector. Rahwa is also Portfolio Manager/Analyst responsible for coverage of Frontier Markets and emerging markets micro-cap companies. She began working in the investment field in 1998. Prior to joining Lazard in 2008, Rahwa was an Associate Director in the High Yield Credit Research division at UBS Investment Bank, where she covered companies in the high yield media sector. Previously she was an analyst in the Technology Group at Rockerfeller Foundation. Prior to that, Rahwa was an Associate Consultant in the Financial Advisory Services division at PricewaterhouseCoopers. Rahwa has an MIA in International Finance and Business from Columbia University and a BA in Economics from Mount Holyoke College.

•
Touk Sinantha, CFA, has 17 years of comprehensive investment experience with knowledge in equity analysis, portfolio management, and fixed income research. Prior to founding AltraVue, Ms. Sinantha was a Portfolio Manager and Principal for GW Capital, Inc., where she served as a member of the firm's investment committee with portfolio management responsibilities for both equity and fixed income portfolios. Ms. Sinantha joined GW Capital in 2008. Prior to GW Capital, Ms. Sinantha was a Senior Research Analyst at Members Capital Advisors in Wisconsin from 2006 to 2008. From 2001 to 2006, Ms. Sinantha was a buy-side analyst at Ariel Investments in Chicago.

•
Christopher D. Tessin, CFA, Partner and Chief Investment Officer, co-founded the Adviser in January 2011. Prior to this, Mr. Tessin was employed by Russell Investments in Tacoma, Washington, from 2003 through 2010. During his many years at the firm, he progressed from Research Analyst to Associate Portfolio Manager and, finally, to Portfolio Manager. Before joining Russell Investments, Mr. Tessin worked as an Associate in Equity Research with Bear, Stearns in New York from 2001 to 2003. He has also held positions in portfolio management and research at Lehman Brothers, and in portfolio management at International Asset Transactions. Mr. Tessin received a B.A. degree in 1993 (Economics and Philosophy) and an MBA in 1998 (Finance), both from Columbia University.

•
Michael L. Thomas, Senior Portfolio Manager, joined Falcon Point Capital, LLC in 2002 from Dresdner RCM Global Investors, where he worked as part of a team managing a small cap growth portfolio. Prior to joining Dresdner RCM, Mr. Thomas worked as a sell side research analyst covering various segments of the computer services industry for both Salomon Smith Barney and Montgomery Securities. Before entering the investment profession, he worked as a consultant for Andersen Consulting (now known as Accenture) focusing on custom computer system design and implementation. Mr. Thomas earned a B.A., Magna Cum Laude in Finance from Loyola College in Maryland and an MBA with Honors from Columbia Business School.

•
Michael Waterman, CFA is a Portfolio Manager at ClariVest Asset Management, LLC on the team responsible for the firm's U.S. micro cap and U.S. small cap investment strategies. Prior to joining ClariVest in 2003, Mr. Waterman was a Market Research Analyst at Nicholas-Applegate Capital Management, where he developed marketing materials as well as worked with investment personnel to create analytical charts and commentaries covering the market environment. Before joining Nicholas-Applegate, Mr. Waterman was a Pension Administrator at San Diego Pension Consultants. He holds a Bachelor of Science degree in Management Science from the University of California, San Diego, and a MiF from London Business School. Michael began his investment career in 2000.

•
Todd Wolter, CFA is a founder and Principal of ClariVest Asset Management LLC. Mr. Wolter is a lead portfolio manager on the team responsible for the firm's U.S. micro cap and U.S. small cap investment strategies. Prior to forming ClariVest in March 2006, Mr. Wolter was the portfolio manager for the Systematic mid-cap strategies and co-manager for the Systematic small/mid (smid) strategies at Nicholas-Applegate Capital Management. He was a member of the Systematic investment team that managed over $5 billion in assets at Nicholas-Applegate. Prior to Nicholas-Applegate, Mr. Wolter worked as a quantitative risk analyst with Credit Suisse Asset Management and has also held positions with Prudential Securities and Olde Financial. He holds a Bachelor's degree in Economics from the University of Southern California and an MBA from the University of California, Irvine. Mr. Wolter began his investment career in 1995.

•
Bram Zeigler, as a Portfolio Manager, works on research and development across all of Algert Global, LLC's (AG) investment strategies. He has over twelve years of experience in financial markets research and systems development. Prior to joining AG, Mr. Zeigler worked in the trading analysis and strategy group for Schwab Soundview Capital Markets. He has also worked as a researcher in the economic policy unit at Nasdaq. Mr. Zeigler has an M.A. in Economics from Washington University in St. Louis and a B.A. in Economics from Dickinson College.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of Fund shares by the portfolio managers.

* * *

For more information, please contact a Fund customer service representative toll free at
 (844) 805-5628.

PLEASE RETAIN FOR FUTURE REFERENCE.

ACUITAS INTERNATIONAL SMALL CAP FUND
ACUITAS US MICROCAP FUND

Supplement dated December 10, 2018 to the Statement of Additional Information ("SAI") dated November 1, 2018

The Board of Trustees (the "Trustees") of Forum Funds II (the "Trust") recently approved the hiring of Lazard Asset Management ("Lazard") and Cedar Street Asset Management ("CSAM") as subadvisers to the Acuitas International Small Cap Fund (the "Fund"), each with responsibility for managing a separate sleeve of the Fund's portfolio. In connection with that approval, the SAI is supplemented as described below. Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust's Manager of Managers Exemptive Order, with more detailed information about Lazard and CSAM.

1.	The definition of "Subadviser" on page 1 of the SAI in the section entitled "Key Defined Terms" is hereby deleted in its entirety and replaced with the following:

"Subadviser" means each of Algert Global, LLC; AltraVue Capital, LLC; Cedar Street Asset Management; ClariVest Asset Management, LLC; DePrince, Race & Zollo, Inc.; Falcon Point Capital, LLC; Global Alpha Capital Management Ltd.; Lazard Asset Management; and Quantum Capital Management, the Funds' subadvisers.

2.
The sub-section entitled "F. Investment Adviser" within the section entitled "Board of Trustees, Management and Service Providers" on page 20 of the SAI is hereby deleted in its entirety and replacing it with the following:

F. Investment Adviser

Services of Adviser. The Adviser serves as investment adviser to the Funds pursuant to the Advisory Agreement. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities, and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund. The Adviser may compensate brokers or other service providers ("Financial Intermediaries") out of its own assets, and not as additional charges to the Funds, in connection with the sale and distribution of shares of the Funds and/or servicing of these shares.

Ownership of Adviser and the Subadviser. The following persons/entities control Acuitas Investments, LLC and each Subadviser through equity interests.

Adviser	Controlling Persons/Entities
Acuitas Investments, LLC	Dennis Jensen and Christopher Tessin
Subadvisers	Controlling Persons/Entities
Algert Global, LLC	Peter Algert
AltraVue Capital, LLC	DeShay McCluskey, Thomas Parkhurst, and Touk Sinantha
Cedar Street Asset Management	Jonathan Brodsky
ClariVest Asset Management LLC	Eagle Asset Management Inc., which is controlled by Raymond James Financial, Inc., a financial holding company whose subsidiaries are engaged in various financial businesses.
DePrince, Race & Zollo, Inc.	The Gregory M. DePrince Trust, The John D. Race Trust, and The Victor A. Zollo, Jr. Revocable Trust
Falcon Point Capital, LLC	James Bitzer and Michael Mahoney
Global Alpha Capital Management Ltd.	Robert Beauregard; CC&L Financial Group
Lazard Asset Management	Lazard Freres & Co. LLC
Quantum Capital Management	Sterling Bancorp, Inc.

Information Concerning Accounts Managed by Portfolio Managers. The following table provides information regarding other accounts managed by the portfolio managers as of June 30, 2018:

Adviser/ Subadviser	Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets Managed	Subject to a Performance Based Advisory Fee
				Number of Accounts Managed	Total Assets Managed
Acuitas Investments, LLC
	Dennis W. Jensen, CFA
	Registered Investment Companies	2	$156 million	None	None
	Other Pooled Investment Vehicles	1	$3 million	1	$3 million
	Other Accounts	6	$626 million	None	None
	Christopher D. Tessin
	Registered Investment Companies	2	$156 million	None	None
	Other Pooled Investment Vehicles	2	$6 million	1	$3 million
	Other Accounts	6	$626 million	None	None
Algert Global, LLC
	Bram Ziegler
	Registered Investment Companies	None	$136 million	None	None
	Other Pooled Investment Vehicles	1	$186 million	None	None
	Other Accounts	1	$1.04 billion	None	None
AltraVue Capital, LLC
	DeShay McCluskey
	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	1	$5 million	1	$ 5 million
	Other Accounts	7	$57 million	None	None
	Touk Sinantha
	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	1	$5 million	1	$ 5 million
	Other Accounts	7	$57 million	None	None

Cedar Street Asset Management
Jonathan Brodsky
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	2	$132.6 million	None	None
Other Accounts	None	None	None	None
Waldemar Mozes
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	2	$132.6 million	None	None
Other Accounts	None	None	None	None
ClariVest Asset Management, LLC
Stacey Nutt, PhD.
Registered Investment Companies	9	$4.7 billion	None	None
Other Pooled Investment Vehicles	17	$2.0 billion	2	$121 million
Other Accounts	21	$1.1 billion	1	$19 million
Michael Waterman, CFA
Registered Investment Companies	2	$431 million	None	None
Other Pooled Investment Vehicles	4	$640 million	1	$10 million
Other Accounts	8	$709 million	None	None
Todd Wolter, CFA
Registered Investment Companies	2	$431 million	None	None
Other Pooled Investment Vehicles	5	$751 million	2	$121 million
Other Accounts	8	$709 million	None	None
Falcon Point Capital, LLC
James A. Bitzer
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	3	$7 million	3	$7 million
Other Accounts	6	$270 million	None	None
Michael L. Thomas
Registered Investment Companies	4	$342 million	None	None
Other Pooled Investment Vehicles	1	$11 million	None	None
Other Accounts	7	$451 million	None	None
DePrince, Race & Zollo, Inc.
Zu Cowperthwaite
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	1	$148 million	None	None
Other Accounts	1	$65 million	None	None
Global Alpha Capital Management
David Savignac
Registered Investment Companies	None	$13.9 million	None	None
Other Pooled Investment Vehicles	1	$489.9 million	None	None
Other Accounts	45	$693.8 million	None	None
Robert Beauregard
Registered Investment Companies	None	$13.9 million	None	None
Other Pooled Investment Vehicles	1	$489.9 million	None	None
Other Accounts	45	$693.8 million	None	None
Qing Li
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	1	$489.9 million	None	None
Other Accounts	45	$693.8 million	None	None
Lazard Asset Management
Rahwa Senay
Registered Investment Companies	4	$90,295,268	None	None
Other Pooled Investment Vehicles	5	$1,001,325,584	None	None
Other Accounts	1	None	None	None
Mostafa Hassan
Registered Investment Companies	2	$21,070,342	None	None
Other Pooled Investment Vehicles	None	None	None	None
Other Accounts	None	None	None	None
Quantum Capital Management
Tim Chatard
Registered Investment Companies	1	$255.5 million	None	None
Other Pooled Investment Vehicles	None	None	None	None
Other Accounts	4	$54.7 million	None	None

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:
•
The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund. The Adviser/Subadvisers may seek to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline.

•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Funds may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser/Subadvisers have adopted procedures for allocating portfolio transactions across multiple accounts.

•
With respect to securities transactions for the Fund, the Adviser/Subadvisers determine which broker to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser/Subadvisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser/Subadvisers may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•
Finally, the appearance of a conflict of interest may arise if the Adviser/Subadvisers have an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser/Subadvisers have adopted certain compliance procedures, which are designed to address these types of conflicts. The Adviser/Subadvisers have developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. The Adviser's/Subadvisers' polices and procedures address trade aggregation and allocation. Additionally, given the nature of the Adviser's/Subadvisers' investment process and their Funds and/or other accounts, the Adviser's/Subadvisers' investment management team services are typically applied collectively to the management of all the Funds and/or other accounts following the same strategy.
Fund performance is not a determinative factor in compensation, as it might encourage investment decisions deviating from a Fund's mandate. To mitigate the potential for conflict to have a team member favor one Fund over another Fund and/or other account, the Adviser/Subadvisers have established procedures, including policies to monitor trading and best execution for all funds and/or other accounts.
There is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Information Concerning Compensation of Portfolio Managers.
Acuitas Investments, LLC (Acuitas): The portfolio managers' compensation consists of a salary and discretionary bonus. The base salary is based on the individuals' job description, and the overall qualifications, experience and tenure at Acuitas. Each of the portfolio managers is a partner at the Acuitas and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors.
Algert Global, LLC (AG): The portfolio manger's compensation consists of a salary and discretionary bonus. The base salary is based on the individual's job description, and the overall qualifications, experience and tenure at AG. The portfolio manager is a partner at AG and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors.
Altravue Capital, LLC (AltraVue): Compensation packages include a base salary and benefits. Compensation may also include a profit sharing component for analysts, traders and other firm professionals based on ownership percentage.

Cedar Street Asset Management (CSAM): Compensation is comprised of three components: salary, bonus, and participation in the firm's equity. Bonuses are objectively and subjectively determined based a number of factors focused on individual performance, strategy performance and firm performance. Both asset growth and long-term performance metrics play a significant role in bonus determination. Short-term performance (one year or less) plays a very marginal role in bonus determination.
ClariVest Asset Management, LLC (ClariVest): Compensation at ClariVest can be broken down into three components: a base salary, a discretionary bonus and for those employees with equity in the firm, there are partnership distributions from the LLC. The intent of this compensation plan is to achieve a market competitive structure with a high degree of variable compensation through participation in a bonus pool and equity distributions. Bonuses are based on a variety of factors, including overall profitability of the firm as well as individual contribution to the firm. Bonuses are NOT simply tied to individual product performance. ClariVest strongly believes that we have a very talented investment team, and payment of bonuses based on short term performance is counterproductive to both a long-term perspective and a collaborative environment. We fully expect all members of the investment team to actively participate in ongoing research, some of which may 1) not primarily benefit the product on which they are the named portfolio manager and/or 2) reap only long-term benefits. Bonuses based on short term individual performance would not incent investment team members to do so.
Individual portfolio managers and analysts are not paid on the growth of AUM in their respective strategies. Again, we have attempted to foster a collaborative framework within the firm. Portfolio manager and analyst compensation is tied to the overall success of the firm, not a specific product.
ClariVest believes that equity ownership in the firm (or the potential for such) is both a tool for attracting and retaining employees. Currently, the 6 founders, all of whom are on the investment team, are equity owners in the firm. ClariVest's CCO and CFO are also equity owners in the firm.
DePrince, Race & Zollo, Inc. (DRZ): The portfolio manager's compensation consists of a salary and discretionary bonus. The base salary is based on the job description, and the overall qualifications, experience and tenure at DRZ, of the individual. Portfolio managers are given the opportunity to own equity of DRZ and thereby receives a portion of the overall profit of the firm as part of his/her ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors.
Falcon Point Capital, LLC (Falcon Point): The portfolio managers' compensation consists of a salary and discretionary bonus. The base salary is based on the individuals' job description, and the overall qualifications, experience and tenure at Falcon Point. Each of the portfolio managers is a partner at Falcon Point and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors.

Global Alpha Capital Management (Global Alpha): Global Alpha's compensation structure is specifically designed to attract, motivate and retain talented professionals. All five senior professionals participate directly in the success of the firm through equity ownership, which is tied to each partner's individual contribution. As responsibility and contribution is increased over time, ownership is also increased. Ownership positions are not static; partnership interests are evaluated annually against individual contributions, with changes made as necessary to align ownership with contribution. All senior professional receive a salary. Partners do not receive bonuses for performance, nor do they receive compensation if 'their' stock or sector does well; the emphasis is on the total portfolio.
Equity in the firm is delivered over an extended period of time (typically five to seven years) through an earn-in/out mechanism that ensures that portfolio managers always have a similar long-term commitment as do their clients. The firm offers competitive benefits packages and flexible, team-oriented work environment. This creates a collegial atmosphere that employees appreciate and reward with their loyalty.
Each non-equity owner has an annual performance review with his or her manager or supervisor. During the performance review, managers will assess the performance of each employee's primary roles and responsibilities; determine key areas of strength and accomplishment, and areas for growth and development. Overall performance is then evaluated. It is reflected in their compensation through an annual performance bonus which is directly related to performance.

Lazard Asset Management (Lazard): Lazard compensates key investment personnel by a competitive salary and discretionary bonus structure, which is determined both quantitatively and qualitatively. The quantitative compensation factors include performance relative to benchmark, applicable peer group, and sector coverage. The qualitative compensation factors include leadership, mentoring, and teamwork.

Most Lazard investment professionals receive a portion of their annual compensation in deferred awards of Lazard Ltd. restricted stock units. Under this incentive compensation plan, employees may choose to invest a portion of their awards in restricted interests in Lazard funds instead of restricted stock units. The incentive plan represents an excellent opportunity for employees to share in the continued success of the firm, aligning their interests even more closely with those of our clients.

Lazard promotes the growth of investment professionals' skills and talents. The firm actively supports professional development efforts, including attendance at conferences and seminars, that build upon their existing competencies, coursework to develop incremental skills, as well as travel to meet with companies, competitors, suppliers, regulators, and relevant experts.
Quantum Capital Management (Quantum): In addition to competitive salaries and employee benefits, investment team members may participate in a revenue based incentive plan based upon assets managed and fees generated by product. The incentive methodology per team member is based upon (among other factors) the number of stocks in the portfolio represented by each team member and their subsequent contribution to return. This incentive scheme is reviewed annually and paid quarterly. The program is designed to be the primary source of compensation for the investment team and allows for significant upside and participation in the firm's growth. Additionally, members of the research team can also participate in the firm's Equity Interest Plan, which is a tracking stock based on the total revenue of the firm. The tracking stock is a fixed payout (revenue multiple) based upon a cliff vesting schedule.
Portfolio Manager Ownership in the Funds. The Adviser has provided the following information regarding each portfolio manager's ownership in the Fund:
Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of June 30, 2018
Dennis W. Jensen	$10,001 - $50,000
Christopher D. Tessin	$10,001 - $50,000
Robert Beauregard	None
Qing Li	None
David Savignac	None
Bram Zeigler	None
Stacey Nutt	None
Todd Wolter	None
Michael Waterman	None
Zu Cowperthwaite	None
James A. Blitzer	None
Michael L. Thomas	None
DeShay McCluskey	None
Touk Sinantha	None
Tim Chatard	None
Rahwa Senay	None
Mostafa Hassan	None
Jonathan Brodsky	None
Waldemar Mozes	None

Fees. Subject to the general oversight of the Board, the Adviser makes investment decisions for the Funds pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Funds (the "Advisory Agreement"). The Adviser receives an advisory fee from the Funds at an annual rate equal to 1.20% of average annual daily net assets of the Acuitas International Small Cap Fund and 1.40% of the average annual daily net assets of the Acuitas US Microcap Fund under the terms of the Advisory Agreement. The aggregate amount paid by the Adviser to its Subadvisers for the fiscal year ended June 30, 2018 was 0.47% and 0.50% for Acuitas International Small Cap Fund and Acuitas US Microcap Fund, respectively. The actual advisory fee rate paid to the Adviser for the fiscal year ended June 30, 2018 was 0.74% and 1.32% by Acuitas International Small Cap Fund and Acuitas US Microcap Fund, respectively. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund's Net Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.50% or 1.75% of the Acuitas International Small Cap Fund's Institutional Shares and Investor Shares, respectively, or 1.70% or 1.95% of the Acuitas US Microcap Fund's Institutional Shares and Investor Shares, respectively, through November 1, 2019 (each such contractual agreement, an "Expense Cap"). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Net Annual Fund Operating Expenses of each Fund to exceed the lesser of (i) the then-current expense cap, and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. Net Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply.

The advisory fee, if not waived, is accrued daily and paid monthly by each Fund and is assessed based on the daily net assets of the Fund. In addition to receiving its advisory fee from the Funds, the Adviser may also act and be compensated as an investment manager for its clients with respect to assets that such clients have invested in a Fund. If you have a separately managed account with the Adviser with assets invested in a Fund, the Adviser will not assess or receive any management fee on the portion of the separately managed account invested in the Fund.

Table 1 in Appendix B shows the dollar amount of advisory fees accrued by each Fund, the amount of advisory fees waived and/or expenses reimbursed by the Adviser, if any, and the actual advisory fees retained by the Adviser. The data provided is for the last three fiscal years.

During the years ended June 30, 2016, June 30, 2017 and June 30, 2018, the aggregate amount of subadvisory fees paid to the Subadvisers was $206,007, $206,664 and $228,260, respectively, for Acuitas International Small Cap Fund and $233,611, $399,259 and $484,407, respectively, for Acuitas US Microcap Fund. None of the Subadvisers are affiliates of the Adviser.

Advisory Agreement. The Funds' Advisory Agreement remains in effect for an initial period of two years from the date of its effectiveness, and thereafter the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Funds on 60 days' written notice when authorized either by vote of the Funds' shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any mistake of judgment, mistake of law, or act or omission, except for willful misfeasance, bad faith, or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

3.	Appendix D of the SAI is hereby supplemented with the addition of with the following:

CEDAR STREET ASSET MANAGEMENT
Proxy Voting Policy

Cedar Street frequently invests a material portion of the Funds' capital in equity securities. As a registered investment adviser, the Firm owes its Investors a duty of care, loyalty and respect with regards to proxy voting activities conducted on behalf the Funds and Clients. In addition, as a fiduciary and a registered investment advisor, Cedar Street is required to vote (or abstain) proxies in a manner that is consistent with the best interests of the Firm's Investors. Cedar Street will make these policies and procedures available to our Investors upon request. Also, we acknowledge that our Investors have a right to information about how we vote Fund proxies and we will also make that information available upon request.

What is the requirement?
In addition to voting in the best interests of their investors, SEC registered investment advisers must keep a record of all proxies received, the manner in which they voted and any documentation that was material to their decision to vote a particular way. Additionally, each registered adviser must have a policy and procedure that is designed to appropriately address conflicts of interest with respect to their proxy voting activity on behalf of clients. As a further point, registered advisers must also deliver their proxy voting log to any client upon their request.
How do we comply?
The CCO will ensure that the Firm retains the following records in connection with proxies:
•	The name of the issuer of the portfolio security;
•	The exchange ticker symbol of the portfolio security;
•	The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;
•	The date the proxy was received and reviewed by Cedar Street;
•	The date of the shareholder meeting date of the portfolio company;
•	Whether Cedar Street cast its vote on the matter;
•	How Cedar Street cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
•	Whether the registrant cast its vote for or against management.

Prior to voting proxies, Cedar Street will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines below. If a conflict is identified, Cedar Street will then make a determination (which may be in consultation with outside legal counsel or compliance consultants) as to whether the conflict is material or not. Cedar Street will proceed to vote proxies without material conflicts by majority. Cedar Street also has the flexibility to abstain from a particular proxy vote or to outsource a particular proxy vote to an independent third party when it is determined to be in the best interests of its Clients.

In voting proxies in the best interest of its Clients, Cedar Street will consider the specific strategy surrounding the equity investment. It will then apply the following proxy voting procedures:

Proxy Voting Procedures:  The Firm's Head of Trading and Operations or their designee including a third-party shareholder service provider, reviews proxy ballots and generally votes in accordance with the research recommendations of a major third-party institutional shareholder service provider that is an outsourced independent third party. If the Firm is no longer in a position in a particular security, the Firm will abstain from voting on that security.

Identification of Material Conflicts of Interest:  As the Firm is utilizing a third-part shareholder service provider's researched recommendations, any potential conflict has generally been mitigated. To the extent that the Firm wishes to vote contrary to a third-party shareholder service provider's recommendations, it is understood that conflicts may arise, and conflicts of interest shall be reviewed prior to casting the Firm's vote. Access Persons and Employees of Cedar Street are required to disclose relationships that may potentially cause conflicts of interest with respect to proxy voting including but not limited to records related to personal holdings, transactions in securities and records of Outside Business Activities as defined in the Firm's Code of Ethics and relationships with officers and directors of publicly traded companies as defined in the Firm's Code of Ethics. Additionally, both the Firm's business arrangements and the business and personal relationships of Employees and Access Persons each have the potential to result in proxy voting conflicts of interest under certain circumstances.

As stated above, Access Persons and Employees are required to disclose any business arrangements or personal relationships or other relationships that have the potential to create proxy voting conflicts. In the event that any Employee or Access Person of the Firm becomes aware of the potential for a proxy voting conflict of interest, such Employee or Access Person is required to report such potential conflict to the CCO immediately. Failure to appropriately report information to the CCO that may constitute a material conflict of interest with respect to proxy voting constitutes a serious breach of Firm policy and may result in disciplinary action up to and including termination of employment.

The Firm's CCO, or their designee will monitor third party shareholder service provider's due diligence statements, regarding material conflicts of interest identified by each such third party shareholder service providing proxy research recommendations. No less than annually, the Firm's CCO, or their designee will pull each third party shareholder service provider's due diligence questionnaire, Form ADV (where applicable), and any additional disclosure documents that may be applicable to conflicts of interest disclosed by each third party shareholder service provider utilized. Where necessary, the Firm's CCO, or their designee, will reach out to the third party shareholder service provider's compliance department to further clarify potential conflicts of interest.

Conflicts identified by any such disclosure may cause the Firm to vote proxies in a manner that is inconsistent with such third party shareholder service provider's recommendation. In such instances where a conflict of interest has been identified between the Firm and a third party shareholder service provider proxy research recommendations, the Firm will vote based on the best interest of each Client, as identified in this proxy policy.

Third Party Shareholder Service Provider Due Diligence
On not less than an annual basis, the Firm's CCO, or their designee, shall review the policies and procedures, reputation, and news involving each shareholder service provider's ability to provide the Firm with accurate research. The CCO, or their designee's evaluation of each shareholder service provider may include but is not limited to:

•	Departure of key stake holders, including executives, in the company;
•	Conflicts of interest that may influence the objective nature of research provided;
•	Affiliations that may affect the objective nature of research provided;
•	Active, pending or potential litigation;
•	Enforcement actions by any administrative entity; and
•	Reputation including negative press.

The Firm's CCO will take into consideration the overall ability of each shareholder service provider's ability to provide ongoing research support.

Distribution of Proxy Voting Conflicts Questionnaire: If a proxy is received by the Firm, it must be delivered to the Firm's CCO for review. The CCO is responsible for review of the Firm's records that may constitute material conflicts of interest as described above. Following the review of the Firm's records, at her discretion, the CCO may also distribute a questionnaire to all Access Persons and Employees indicating that a proxy related to a particular issue is in the Firm's possession. Access Persons and Employees will have a prescribed period of time in which to report any additional potential conflicts of which they are aware prior to the Firm returning a proxy vote. Following the CCO's review for conflicts and the distribution of the proxy conflict check notice, if no material conflicts of interest are noted, the Firm's Head of Trading and Operations or designee will cast the proxy vote in a manner that is consistent with the best interests of the Firm's Investors and provide a copy of such vote to the Firm's CCO for appropriate recordkeeping (See Exhibit C).

Resolution of Material Conflicts of Interest: In the event that the review of Firm records or the proxy voting conflict questionnaire distribution or other records provided to the CCO indicate the presence or the potential presence of a material conflict of interest between the Firm and its Clients, a shareholder's representative elected by the vote of the Client may be consulted in order to assess the appropriateness of the Firm's vote on behalf of the Client. In the case of an individual Client, such Client may be individually consulted in order to assess the appropriateness of the Firm's vote on behalf of such Client.

The Client or shareholder's representative may be informed of the opinion of the Firm related to the vote but must also be informed of the potential conflict of interest in great detail, providing any and all information related to the conflict that is necessary to understand the nature of such conflict. Additionally, any further information requested by the shareholder's representative or the Client related to the vote or the Firm's conflict of interest must be provided directly to the shareholder's representative or Client directly by the CCO.

In the event that Cedar Street does not vote in accordance with the research recommendations of a major third-party institutional shareholder service provider, and in the absence of specific voting guidelines from a Client, or shareholder's representative, where applicable, Cedar Street will resolve material conflicts of interest by either abstention from voting such proxies, or voting such proxies in the best interests of each Client according to, but not limited to, the following factors:
•	whether the proposal relates to a routine corporate housekeeping matter;
•	whether the proposal's anticipated costs and associated benefits with the proposal are in the best interests of the Client;
•	whether the proposal was recommended by management and Cedar Street's opinion of management;
•	whether the proposal acts to entrench existing management, makes it more difficult to replace members of the issuer's board or implicates other corporate governance matters; and
•	whether the proposal fairly compensates management for past and future performance, including the impact on liquidity if any.

Such factors may result in different voting results among Clients for proxies from the same issuer. Cedar Street will promptly forward any claim forms it receives to the Client's custodian and provide reasonable assistance to the extent necessary (e.g. provide factual information in its possession as reasonably requested).

LAZARD ASSET MANAGEMENT LLC
GLOBAL PROXY VOTING POLICY
A.	Introduction

Lazard Asset Management LLC and its investment advisory subsidiaries ("Lazard") provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interests, and within the framework of this Proxy Voting Policy (the "Policy").

Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard's general policy is to vote proxies on a given issue in the same manner for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective. This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. Lazard will look to alleviate the potential conflict by voting according to pre-approved guidelines. In situations where a pre-approved guideline is to vote case-by-case, Lazard will vote according to the recommendation of an independent source. More information on how Lazard handles material conflicts of interest in proxy voting is provided in Section F of this Policy.

B.	Responsibility to Vote Proxies

Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, how- ever, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

C.	General Administration

1.	Overview of Governance

Lazard's proxy voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports ultimately to Lazard's Chief Operating Officer. Oversight of the process is provided by Lazard's Legal/Compliance Department and by a Proxy Committee comprised of senior investment professionals, members of the Legal/Compliance Department and other personnel. The Proxy Committee meets at least semi-annually to review this Policy and other matters, including specific proxy voting guidelines (the "Approved Guidelines"). Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as needed. A representative of Lazard's Legal/Compliance Department will participate in all Proxy Committee meetings.
A quorum for the conduct of any meeting will be met if a majority of the Proxy Committee's members are in attendance by phone or in person. Decisions of the Proxy Committee will be made by consensus and minutes of each meeting will be taken and maintained by the Legal/Compliance Department. The Proxy Committee may, upon consultation with Lazard's Chief Compliance Officer and General Counsel, or his designee, take any action that it believes to be necessary or appropriate to carry out the purposes of the Policy. The Chief Compliance Officer and General Counsel, or his designee, is responsible for interpreting this Policy, and may act on behalf of the Proxy Committee in circumstances where a meeting of the members is not feasible.

2.	Role of Third Parties

Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services Inc. ("ISS") and by Glass, Lewis & Co. ("Glass Lewis"). These proxy advisory services provide independent analysis and recommendations regarding various companies' proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company's proxy proposals, Lazard's Portfolio Manager/Analysts and Research Analysts (collectively, "Portfolio Management") are responsible for providing the vote recommendation for a given proposal.

ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard's behalf all proxy information sent by custodians that hold securities on behalf of Lazard's clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS' analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

3.	Voting Process

The Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the "Approved Guidelines"). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

For each shareholder meeting ProxyOps provides Portfolio Management with the agenda and proposals, the Approved Guidelines, independent vote recommendations from Glass Lewis and ISS and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, or instances that present a potential material conflict of interest, ProxyOps will generally vote the proposal according to the Approved Guideline. In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, the rationale for doing so and all other relevant information is provided to the Proxy Committee for its final vote determination. The Proxy and in cases where there is a possibility of a split vote among Portfolio Management teams (as described in Section G.1. below), a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard's vote instructions.

Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that input from Portfolio Management is essential. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, ProxyOps will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. Portfolio Management is, in Lazard's view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer's shares. Consequently, ProxyOps seeks Portfolio Management's recommendation on how to vote all such proposals. Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management's recommendation on a case-by-case proposal, ProxyOps may consult with Lazard's Chief Compliance Officer and General Counsel (or his designee), and may seek the final approval of the Proxy Committee regarding Portfolio Management's recommendation.

As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will consider regional/local law and guidance in applying the Policy.

D.	Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Lazard's Approved Guidelines for certain common agenda items are outlined below. The Proxy Committee will also consider any other proposals presented and determine whether to implement a new Approved Guideline.

Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or other unique circumstances requiring special vote considerations. These considerations are discussed in more detail in Section G, below.

1.	Routine Items

Lazard generally votes routine items as recommended by the issuer's management and board of directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to assess these matters. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:
•	non-controversial election or re-election of directors;
•	appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;
•	issues relating to the timing or conduct of annual meetings; and
•	name changes.

2.	Corporate Governance and Shareholder Rights Matters

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

a.	Board of Directors and its Committees

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer's board of directors. Lazard does not believe that establishing burdensome requirements regarding a board will achieve this objective.

Lazard has Approved Guidelines to vote FOR the following:
•	the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;
•	a requirement that a substantial majority (e.g., 2/3) of a company's directors be independent;
•	a proposal that a board's committees be comprised solely or a majority of independent directors;
•	proposals seeking to de-classify a board; and
•
proposals to limit directors' liability; broaden indemnification of directors; and approve indemnification agreements for officers and directors, (unless doing so would affect shareholder interests in a specific pending or threatened litigation; or if indemnification is due to negligence then directors would be liable for intentional misconduct and actions taken without good faith intention - in these cases voting is on a case-by-case basis).

Lazard has Approved Guidelines to vote on a CASE by CASE Basis for the following:
•	the election of directors where the board does not have independent "key committees" or sufficient board independence;
•	non-independent directors who serve on key committees that are not sufficiently independent;
•	proposals to require the separation of chairman and CEO:
•	proposals relating to cumulative voting;
•	proposals to establish directors' mandatory retirement age;
•	establishment of shareholder advisory committees;
•	removal of age restrictions for directors; and
•	director stock retention/holding periods.

Lazard has Approved Guidelines to vote AGAINST the following:
•	shareholder proposals seeking to establish minimum stock-ownership requirements for directors;
•	shareholder proposals to establish additional committees (absent demonstrable need);
•	proposals seeking to classify a board;
•	shareholder proposals seeking to establish term limits for directors; and
•	shareholder proposals seeking to change the size of a board or requiring two candidates for each board seat.

b.	Anti-takeover Measures

Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company's shares.

Consequently, Lazard has adopted Approved Guidelines to vote AGAINST:
•	proposals to adopt supermajority vote requirements, or increase vote requirements;
•	proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them;
•	"blank check" preferred stock; and

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis regarding other provisions seeking to amend a company's by-laws or charter regarding anti-takeover provisions or shareholder rights plans (also known as "poison pill plans").

Lazard has adopted an Approved Guideline vote FOR proposals that ask management to submit any new poison pill plan to shareholder vote.

c.	Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation.

Lazard has therefore adopted Approved Guidelines to vote:
•	proposals to adjourn US meetings;
•	proposals seeking to eliminate or restrict shareholders' right to call a special meeting;
•	efforts to eliminate or restrict right of shareholders to act by written consent;
•	proposals to adopt supermajority vote requirements, or increase vote requirements; and

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis on changes to quorum requirements and FOR proposals providing for confidential voting.

3.	Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company's capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer's capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be.

Consequently, Lazard has adopted Approved Guidelines to vote FOR:
•	management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);
•	stock splits and reverse stock splits; and
•	management proposals to adopt or amend dividend reinvestment plans.

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis for:
•	matters affecting shareholder rights, such as amending votes-per-share;
•	management proposals to issue a new class of common or preferred shares;
•	proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

Lazard has adopted Approved Guidelines to vote AGAINST changes in capital structure designed to be used in poison pill plans.

4.	Stock Option Plans and Other Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of shareholders. Lazard generally favors programs intended to reward management and employees for positive, long-term performance but will take into account various considerations such as whether compensation appears to be appropriate.

Lazard has Approved Guidelines to vote FOR:
•	employee stock purchase plans and deferred compensation plans; and
•	proposals to submit severance agreements to shareholders for approval.

Lazard has Approved Guidelines to vote on a CASE by CASE basis regarding:
•	stock option plans;
•	stock appreciation rights plans;
•	proposals to approve executive loans to exercise options; and
•	shareholder proposals to eliminate or restrict severance agreements, and

Lazard has Approved Guidelines to vote AGAINST:
•	restricted stock plans that do not define performance criteria;
•	proposals to re-price underwater options; and
•
proposals to limit executive compensation or to require individual executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5.	Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company's assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard's Approved Guideline is to vote on a CASE by CASE basis for these proposals.

6.	Environmental, Social, and Corporate Governance

Proposals involving environmental, social, and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company's management and its board of directors.

As set out in Lazard's Environmental, Social, and Corporate Governance (ESG) Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the interests of our clients. Lazard generally supports the notion that corporations should be expected to act as good citizens, but is obligated to vote on environmental, social and corporate governance proposals in a way that it believes will most increase shareholder value. Lazard's Approved Guidelines are structured to evaluate most environmental, social and corporate governance proposals on a case-by-case basis. Lazard will generally support proposals asking for a company to increase its environmental/ social disclosures (e.g., to provide a corporate sustainability report), and will vote FOR the approval of anti-discrimination policies and socially responsible agenda items.

E.	Voting Securities in Different Countries

Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder's ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as "share blocking"). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, ProxyOps will consult with Portfolio Management in determining whether to vote these proxies.
There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below).

F.	Conflicts of Interest

1.	Overview

This Policy and related procedures implemented by Lazard are designed to address potential conflicts of interest posed by Lazard's business and organizational structure. Examples of such potential conflicts of interest are:

•
Lazard Frères & Co. LLC ("LF&Co."), Lazard's parent company and a registered broker- dealer, or a financial advisory affiliate, has a relation- ship with a company the shares of which are held in accounts of Lazard clients, and has provided financial advisory or related services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

•	Lazard serves as an investment adviser for a company the management of which supports a particular proposal;
•	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or
•	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2.	General Policy and Consequences of Violations

All proxies must be voted in the best interest of each Lazard client, without consideration of the interests of Lazard, LF&Co. or any of their employees or affiliates. ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal/Compliance Department. No other employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard's client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3.	Monitoring for Conflicts and Voting When a Material Conflict Exists

ProxyOps monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard's voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard's Chief Compliance Officer and General Counsel.

a.	Where Approved Guideline Is For or Against

Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If there is no material conflict, the proxy will be voted as outlined in this Policy. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.

G.	Other Matters

1.	Issues Relating to Management of Specific Lazard Strategies

Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases ProxyOps will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the Proxy Committee's confirmation accordingly.

Additionally, Lazard may not receive notice of a shareholder meeting in time to vote proxies for, or may simply be prevented from voting proxies in connection with, a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard's obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the portfolio management teams to determine what action would be in the best interests of its clients. A meeting of the Proxy Committee will be held to determine whether to split votes among one or more Portfolio Management teams.

2.	Stock Lending

As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and ProxyOps will vote the proxies in accordance with the Approved Guidelines.

H.	Reporting

Separately managed account clients of Lazard who have authorized Lazard to vote proxies on their behalf will receive information on proxy voting with respect to that account. Additionally, the US mutual funds managed by Lazard will disclose proxy voting information on an annual basis on Form N-PX which is filed with the SEC.

I.	Review of Policy

The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard's General Counsel and Chief Compliance Officer.

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For more information, please contact a Fund customer service representative toll free at
 (844) 805-5628.

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